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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2001



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-D
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                    333-82281            41-1743653
      (State or other               (Commission         (IRS Employer
      jurisdiction of               File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000





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Item 5. Other Events.

     The Servicer's Certificate for the month of July 2001 was distributed to Noteholders on August 15, 2001.


Item 7(c). Exhibits

           Exhibit No.            Description
           -----------            -----------
              20.1                Servicer's Certificate for the month of
                                     July 2001.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 ----------------------------
                                 Title: Assistant Vice President



Date: August 15, 2001